AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT, made this 29th day of May, 1997, by and between THE SOURCE COMPANY (the "Borrower") and WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Bank");

                                   WITNESSETH:

WHEREAS the Borrower and the Bank entered into a Credit Agreement dated the Fourteenth day of November, 1996; and

WHEREAS the Borrower and the Bank now mutually desire to effect certain amendments to the Credit Agreement;

NOW, THEREFORE in consideration of the promises and the mutual covenants herein and in the Credit Agreement contained, the parties agree as follows:

I. Sub-section B of the Definition of "Tangible Net Worth" as shown on Page 12 of the Credit Agreement is hereby amended and restated to read as follows:

                  (B)      All assets  which  would be  treated  as  intangibles
                           under generally accepted accounting principles, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise, with the exception of goodwill generated from any transaction occurring after November 14, 1996 which is approved in writing by the Bank), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expenses.

Except as herein amended, the terms and provisions of the Credit Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be executed as of the year and the day first above written.

                                        CONSENTED TO AND AGREED:

                                        THE SOURCE COMPANY


                                        By: /s/ S. Leslie Flegel
                                            Chairman and Chief Executive Officer

                                        ATTEST:

[CORPORATE SEAL]                        By: /s/ W. Brian Rodgers
                                            Assistant Secretary

                                        WACHOVIA BANK, N.A.

                                        By: /s/ John Stevens
                                            Vice President